UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2022

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Aquestive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive

Warren, NJ 07059

(Address of Principal Executive Offices) (Zip Code)

(908) 941-1900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 28, 2022, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing that John Oppenheimer, M.D., FAAAAI, Clinical Professor of Medicine at UMDNJ Rutgers, Pulmonary and Allergy Associates NJ, presented a late breaking poster recapping topline data from a Phase 1 pharmacokinetic study of AQST-109 epinephrine oral film at the American Academy of Allergy, Asthma, and Immunology (AAAAI) annual meeting, which was held from February 25-28 in Phoenix, Arizona. At AAAAI, Dr. Oppenheimer presented a poster entitled “A Phase 1, Randomized Study Evaluating the Safety Tolerability, Pharmacokinetics (PK) and Pharmacodynamics (PD) of Single Ascending Doses of Epinephrine Prodrug 109 Sublingual Film (AQST-109) in Healthy Male Volunteers”.

The full text of the press release and a copy of the Poster Presentation are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to the Company’s website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Poster Presentation is available on the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press Release of Aquestive Therapeutics, Inc. dated February 28, 2022
99.2	AAAAI Poster Presentation of Aquestive Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquestive Therapeutics, Inc.

Date: February 28, 2022	By:	/s/ A. Ernest Toth, Jr.
A. Ernest Toth, Jr.
Chief Financial Officer